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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 30, 2000



                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                 1-10702              34-1531521
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(State or Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation)           File Number)        Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut         06880
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        (Address of Principal Executive Offices)            (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

On September 30, 2000, Terex Corporation ("Terex") completed the sale of its truck-mounted forklift businesses to subsidiaries of Partek Corporation of Finland ("Partek") for approximately $144 million in cash. The units divested by Terex included Moffett Engineering Limited ("Moffett") (a subsidiary of Powerscreen International plc that was acquired by Terex in July 1999) and Terex's Princeton and Kooi units (acquired by Terex from Allegheny Teledyne in November 1999).

Moffett, Princeton and Kooi manufacture truck mounted material handlers that are mounted on delivery vehicles and are used to unload materials at delivery sites. This equipment is used primarily in the building material industry. Moffett has operations in Dundalk, Ireland; Princeton has operations in Canal Winchester, Ohio; and Kooi has operations in Vrouwenparochie, the Netherlands and various locations in Germany.

The sale of the truck mounted forklift business was structured as the sale to affiliates of Partek of all of the shares of Moffett and Terex B.V., the parent of Kooi, and of all of the assets of Princeton and of Kooi's German operations.

Terex is using approximately $125 million of after-tax proceeds from this transaction to repay long-term bank debt.

Item 7.  Financial Statements and Exhibits

 (c)  Exhibits

1. Asset Purchase and Sale Agreement between Terex Corporation and Partek Acquisition Company, Inc., dated as of July 20, 2000.

2. Share Purchase and Sale Agreement among Powerscreen International plc, Partek Cargotec Holding Ltd and, for purposes of Article 9 only, Moffett Engineering Limited, dated as of July 20, 2000.

3. Share Purchase and Sale Agreement among Holland Lift International B.V., Partek Cargotec Holding Netherlands B.V. and, for purposes of Article 9 only, Kooi B.V., dated as of July 20, 2000.

4. Asset Purchase and Sale Agreement among PPM Deutschland GmbH Terex Cranes, Hiab GmbH and, for purposes of Section 2.3 only, Holland Lift International B.V., Partek Cargotec Holding Netherlands B.V. and Kooi B.V., dated as of September 29, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 4, 2000

                                        TEREX CORPORATION


                                        By:  /s/ Eric I Cohen
                                             Eric I Cohen
                                             Senior Vice President